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                                                                    EXHIBIT 25.1

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                           SECTION 305(b)(2)     / /

                           ---------------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                           13-5160382
(State of incorporation                            (I.R.S. employer
if not a U.S. national bank)                       identification no.)

One Wall Street, New York, N.Y.                    10286
(Address of principal executive offices)           (Zip code)

                           ---------------------------

                                             State or Other Jurisdiction     I.R.S. Employer
Exact Name of Additional Registrant               of Incorporation            Identification
   as Specified in its Charter*                   or Organization                 Number
---------------------------------------     ----------------------------     ---------------
        IESI Corporation                             Delaware                  75-2712191
        IESI TX Corporation                           Texas                    75-2545116
        IESI TX GP Corporation                       Delaware                  75-2826524
        IESI NY Corporation                          Delaware                  13-3960687
        IESI NJ Corporation                          Delaware                  13-3968203
    IESI NJ Recycling Corporation                    Delaware                  22-3598747
        IESI AR Corporation                          Arkansas                  71-0529295
    IESI AR Landfill Corporation                     Arkansas                  71-0671192
        IESI MO Corporation                          Missouri                  62-1447008
        IESI OK Corporation                          Oklahoma                  73-1497573
        IESI PA Corporation                          Delaware                  52-2175834
IESI PA Bethlehem Landfill Corporation               Delaware                  22-3575227
IESI PA Blue Ridge Landfill Corporation            Pennsylvania                23-1712936
        IESI LA Corporation                          Delaware                  52-2274673

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
    IESI LA Landfill Corporation                     Delaware                  52-2274680
      Total Waste Systems, Inc.                      Oklahoma                  73-1483168
              TWS, Inc.                              Oklahoma                  73-1195454
   TWS of Southwestern Oklahoma, Inc.                Oklahoma                  73-1514987
        Ervin's Trash Service, Inc.                  Oklahoma                  73-1482135
        Grand Lake Sanitation, Inc.                  Oklahoma                  73-1552301
        TWS of Caddo County, Inc.                    Oklahoma                  73-1514992
        Centerpoint Disposal, Inc.                   Oklahoma                  73-1535391
                AMD, Inc.                            Oklahoma                  73-1518191
        Enviroclean Systems, Inc.                  Mississippi                 64-0796877
        IESI DE Corporation                          Delaware                  51-0410528
        IESI DE LP Corporation                       Delaware                  51-0390773
        IESI TX Landfill LP                           Texas                    75-2826525
   Central Louisiana Waste, L.L.C.                  Louisiana                  72-1297074

6125 Airport Freeway
Suite 202
Haltom City, Texas                                 76117
(Address of principal executive offices)           (Zip code)

                   10 1/4% Senior Subordinated Notes due 2012
                       (Title of the indenture securities)

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                                       -2-
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1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

-------------------------------------------------------------------------------
                       Name                               Address
-------------------------------------------------------------------------------
     Superintendent of Banks of the State of    2 Rector Street, New York, N.Y.
     New York                                   10006, and Albany, N.Y. 12203

     Federal Reserve Bank of New York           33 Liberty Plaza, New York, N.Y.
                                                10045

     Federal Deposit Insurance Corporation      Washington, D.C. 2049

     New York Clearing House Association        New York, New York   10005

     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 16th day of August, 2002.


                                      THE BANK OF NEW YORK


                                      By:   /s/  ROBERT A. MASSIMILLO
                                          -------------------------------------
                                          Name: ROBERT A. MASSIMILLO
                                          Title: VICE PRESIDENT

                                       -2-

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                                                                       EXHIBIT 7

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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                              Dollar Amounts
ASSETS                                                                                          In Thousands

Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..                                           $3,765,462
   Interest-bearing balances...........................                                            3,835,061
Securities:
   Held-to-maturity securities.........................                                            1,232,736
   Available-for-sale securities.......................                                           10,522,833
Federal funds sold and Securities purchased under
   agreements to resell................................                                            1,456,635
Loans and lease financing receivables:
   Loans and leases held for sale......................                                              801,505
   Loans and leases, net of unearned
     income............................................                                           46,206,726
   LESS: Allowance for loan and
     lease losses.....................................                                               607,115
   Loans and leases, net of unearned
     income and allowance..............................                                           35,249,695
Trading Assets.........................................                                            8,132,696
Premises and fixed assets (including capitalized
   leases).............................................                                              898,980
Other real estate owned................................                                                  911
Investments in unconsolidated subsidiaries and
   associated companies................................                                              220,609
Customers' liability to this bank on acceptances
   outstanding.........................................                                              574,020
Intangible assets
   Goodwill............................................                                            1,714,761
   Other intangible assets.............................                                               49,213
Other assets...........................................                                            5,001,308
                                                                                                 ===========


Total assets...........................................                                          $73,954,859
                                                                                                 ===========
LIABILITIES
Deposits:
   In domestic offices.................................                                          $29,175,631
   Noninterest-bearing.................................                                           11,070,277
   Interest-bearing....................................                                           18,105,354
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................                                           24,596,600
   Noninterest-bearing.................................                                              321,299
   Interest-bearing....................................                                           24,275,301
Federal funds purchased and securities sold under
   agreements to repurchase............................                                            1,922,197
Trading liabilities....................................                                            1,970,040
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases)...........................                                            1,577,518
Bank's liability on acceptances executed and
   outstanding.........................................                                              575,362
Subordinated notes and debentures......................                                            1,940,000
Other liabilities......................................                                            5,317,831
                                                                                                 -----------
Total liabilities......................................                                          $67,075,179
                                                                                                 ===========
EQUITY CAPITAL
Common stock...........................................                                            1,135,284
Surplus................................................                                            1,055,508
Retained earnings......................................                                            4,227,287
Accumulated other comprehensive income.................                                              (38,602)
Other equity capital components........................                                                    0
-------------------------------------------------------------------------------------------------------------
Total equity capital...................................                                            6,379,477
                                                                                                 -----------
Total liabilities and equity capital...................                                          $73,954,859
                                                                                                 ===========


         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                          Thomas J. Mastro,
                                      Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Renyi
Gerald L. Hassell                                      Directors
Alan R. Griffith


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